Exhibit 32


           18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of Pioneer Railcorp (the "Company") on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Guy L.Brenkman, President and Chief Executive Officer, and J. Michael Carr, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Guy L. Brenkman                                      /s/ J. Michael Carr
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Guy L. Brenkman                                          J. Michael Carr
President and Chief Executive Officer                    Chief Financial Officer



November 10, 2003


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